EXHIBIT 24

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 22, 2000	s/Ben J. Landheer Ben J. Landheer

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 23, 2000	s/Robert C. Humphreys Robert C. Humphreys

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 23, 2000	s/Gary Gust Gary Gust

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 23, 2000	s/Ronald Hansen Ronald Hansen

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 23, 2000	s/Fred J. Finkbeiner Fred J. Finkbeiner

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 24, 2000	s/Dennis C. Nelson Dennis C. Nelson

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 21, 2000	s/Paul K. Spoelman Paul K. Spoelman

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 25, 2000	s/Donald Swanson Donald Swanson

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 2, 2000	s/Jerry Arends Jerry Arends

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 1, 2000	s/John Niederer John Niederer

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 2, 2000	s/Donald VanSingel Donald VanSingel

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 24, 2000	s/K. Tim Bull K. Tim Bull